EXHIBIT 10.13

MAUI LAND & PINEAPPLE COMPANY, INC.

2017 EQUITY AND INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD NOTICE

Maui Land & Pineapple Company, Inc., a Delaware corporation (the “Company”), pursuant to its 2017 Equity and Incentive Award Plan (the “Plan”), hereby grants to the director listed below (“Director”) the number of Restricted Stock Units (“Units”) listed below. This Restricted Stock Unit Award Notice is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Award Notice (the “Award Notice”).

Director:

Award Date:

Total Number of Units:

Vesting Schedule:	Subject to the provisions of the Agreement, the Director’s ownership interest in the Units shall vest, and the status of the Units as Unvested Units and all Restrictions with respect to the Units shall terminate, in accordance with the following schedule of events:

	Vesting Event	Incremental Shares Vested	Total Shares Vested After Vesting Event
	March 31 after the Award Date	25%	25%
	June 30 after the Award Date	25%	50%
	September 30 after the Award Date	25%	75%
	December 31 after the Award Date	25%	100%
	Termination of the Director’s service as a director by vote of the Company’s stockholders for any reason other than Cause	100%*
	Failure by the Board of Directors or any authorized committee thereof to nominate the Director for re-election for any reason other than for Cause	100%*
	Failure of the Company’s stockholders to re-elect the Director	100%*
	Death or Disability of the Director	100%*
	If earlier than any of the above events, a Change in Control	100%*

*or, if fewer, all Restricted Units

By his or her signature below, the Director agrees to be bound by the terms and conditions of the Plan, the Agreement and this Award Notice. The Director has reviewed the Agreement, the Plan and this Award Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Notice and fully understands all provisions of this Award Notice, the Agreement and the Plan. The Director hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under or relating to the Plan, this Award Notice or the Agreement.

MAUI LAND & PINEAPPLE COMPANY, INC.:	DIRECTOR:

By:
Print Name:	By:
Title:	Print Name:
Address:
Address:
Date:

Attachments:	Restricted Stock Unit Award Agreement (Exhibit A)
Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan (Exhibit B)
Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan Prospectus (Exhibit C)

EXHIBIT A

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Notice (“Award Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached, Maui Land & Pineapple Company, Inc., a Delaware corporation (the “Company”), has granted to the director named in the Award Notice (the “Director”) the number Restricted Stock Units (“Units”) set forth in the Award Notice, upon the terms and conditions set forth in the Company’s 2017 Equity and Incentive Award Plan (the “Plan”), the Award Notice and this Agreement.

DEFINITIONS

The following terms used below in this Agreement shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Cause

“Cause” means and shall be limited to (a) an affirmative vote of the holders of at least 75 percent of the shares entitled to vote at a meeting of stockholders called for the purpose, resolving that the Director should be removed from office or (b) a vote of the Board, the Nominating and Governance Committee, if any, or any other authorized committee of the Board resolving that the Director should not be nominated for re-election as a director, in either case, as a result of (i) conviction of a felony, (ii) declaration of unsound mind by order of a court, (iii) gross dereliction of duty, (iv) commission of any act involving moral turpitude or (v) commission of an act that constitutes intentional misconduct or a knowing violation of law if such action in either event results in both an improper substantial personal benefit to such Director and a material injury to the Company.

Disability

“Disability” shall mean the Director’s inability to perform his normal required services for the Company for a period of six consecutive months by reason of the individual’s mental or physical disability, as determined by the Administrator in good faith in its sole discretion.

Restrictions

“Restrictions” shall mean the restrictions set forth in Article III of this Agreement.

Secretary

“Secretary” shall mean the secretary of the Company.

Unvested Units

“Unvested Units” shall mean the Units issued under this Agreement for as long as such Units are subject to the Restrictions (as hereinafter defined) imposed by this Agreement.

RESTRICTED UNITS

Unvested Units

Any Units granted on the Award Date pursuant to this Agreement shall be considered Unvested Units for purposes of this Agreement and shall be subject to the Restrictions until such time or times and except to the extent that the Director’s ownership interest in Units vests in accordance with the Vesting Schedule set forth in the Award Notice.

Rights as Stockholder

From and after the Award Date, the Director shall not have any of the rights of a stockholder with respect to the Units until the Units are distributed to the Director in the form of Common Stock, except with respect to Dividend Equivalent rights as set forth on Section 2.3.

Dividend Equivalent Rights

All Units granted hereunder shall carry Dividend Equivalent rights which shall entitle the Director to receive additional Units, based on the amount of actual dividends payable by the Company with respect to the Common Stock. The amount of Dividend Equivalents credited to the Director’s Units shall be credited on the day following the dividend payment date for such dividend based on the Fair Market Value of a share of Common Stock on the payment date. Such additional Units shall also carry Dividend Equivalent rights. All additional Units credited to a Director’s account pursuant to this Section 2.3 shall be fully vested at all times.

RESTRICTIONS

Reversion of Unvested Units

Except as provided in clauses (a) through (e) of this sentence or in the following paragraph, any interest of the Director in Units that are Unvested Units shall immediately terminate if the Director’s service as a director of the Company terminates for any reason, unless such termination of service results from (a) death of the Director, (b) Disability of the Director, (c) removal of the Director from office by vote of the Company’s stockholders for any reason other than for Cause, (d) failure by the Board of Directors or any authorized committee thereof to nominate the Director for re-election for any reason other than for Cause or (e) failure of the Company’s stockholders to re-elect the Director.

Notwithstanding the provisions of the preceding paragraph, in the event that any Unvested Units are forfeited, the Director shall be entitled to payment with respect to any Units credited to his account pursuant to the Dividend Equivalent rights accrued on the Unvested Units in accordance with Section 2.3 before the date of such event.

Units Not Transferable

No Units, whether vested or unvested, or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.2 shall not prevent transfers by will or by applicable laws of descent and distribution until the Units are distributed to the Director in shares of Common Stock. Until such time when the shares of Common Stock are distributed to the Director, the Director’s rights under this Agreement shall be similar to that of an unsecured creditor of the Company.

Timing and Form of Distribution

To the extent not forfeited pursuant to Section 3.1, as soon as practicable (but not later than 30 days) after the vesting of the Units, in whole or in part, the Company shall issue or transfer to the Director the number of Shares underlying the vested Units. The Company may effect such issuance or transfer either by the delivery of one or more stock certificates to the Director or by making an appropriate entry on the books of the Company or the transfer agent of the Company.

MISCELLANEOUS

Conditions to Issuance of Stock

The Company shall not be required to issue or deliver any certificate or certificates or enter the Director’s name as the stockholder of record on the books of the Company for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall deem necessary or advisable; and

The obtaining of any approval or other clearance from any state or Federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable.

Administration

The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be binding, conclusive and final upon the Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Units.

Taxes.

The Director has reviewed with the Director’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Award Notice and this Agreement. The Director is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Director understands that the Director (and not the Company) shall be responsible for the Director’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

Adjustment for Stock Split.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Board shall make appropriate and equitable adjustments in the Units and the number of shares issuable under this Agreement, consistent with any adjustment under Section 11.3 of the Plan.

Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to the Director at the address maintained in the Company’s records. By a notice given pursuant to this Section 4.3, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.3. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Titles

Titles and captions are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Amendment

This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Successors and Assigns.

The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Director and his or her heirs, executors, administrators, successors and assigns

Governing Law

The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Limitations Applicable to Section 16 Persons.

Notwithstanding any other provision of the Plan or this Agreement, the Plan, the Units, the shares issuable hereunder and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Conformity to Securities Laws.

The Director acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Units and the shares issuable hereunder are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Award Subject to Company Clawback or Recoupment.

To the extent permitted by applicable law, the Units shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the Director’s Service with the Company that is applicable to the Director. In addition to any other remedies available under such policy, applicable law may require the cancellation of the Units (whether vested or unvested) and the recoupment of any gains realized with respect to the Units.

No Special Rights

This Agreement does not, and shall not be interpreted to, create any right on the part of the Director to nomination, election or continued service as a director of the Company or any subsidiary or affiliate thereof, nor to any continued compensation, prerequisites or other current or future benefits or other incidents of such service nor shall it interfere with or restrict in any way any right or power, which is hereby expressly reserved, to remove or not to renominate the Director at any time for any reason whatsoever, with or without cause.

[End of Text]

EXHIBIT B

MAUI LAND & PINEAPPLE COMPANY, INC.

2017 EQUITY AND INCENTIVE AWARD PLAN

EXHIBIT C

MAUI LAND & PINEAPPLE COMPANY, INC.

2017 EQUITY AND INCENTIVE AWARD PLAN PROSPECTUS